2/95
                    PENNSYLVANIA SAVINGS BANK
                        STOCK OPTION PLAN

                        TABLE OF CONTENTS


Article                                                     Page


1.  PURPOSE OF THE PLAN. . . . . . . . . . . . . . . . . . . .  1

2.  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . .  1

3.  ADMINISTRATION OF THE PLAN . . . . . . . . . . . . . . . .  2

4.  COMMON STOCK SUBJECT TO THE PLAN . . . . . . . . . . . . .  4

5.  STOCK OPTIONS. . . . . . . . . . . . . . . . . . . . . . .  4

6.  ELIGIBILITY. . . . . . . . . . . . . . . . . . . . . . . .  5

7.  TERM AND EXERCISE OF OPTIONS . . . . . . . . . . . . . . .  6

8.  TERMINATION OF EMPLOYMENT. . . . . . . . . . . . . . . . .  7

9.  ADJUSTMENT PROVISIONS. . . . . . . . . . . . . . . . . . .  8

10.  GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . .  9

Article 1.  PURPOSE OF THE PLAN

     1.1 Purpose - The Pennsylvania Savings Bank Stock Option Plan (the "Plan") is intended to provide key employees of Pennsylvania Savings Bank (the "Corporation") and its Subsidiaries an opportunity to acquire Common Stock of the Bank. The Plan is being instituted in connection with a reorganization of Pennsylvania Savings Bank from a mutual savings bank to a stock savings bank in accordance with a Plan of Reorganization and Stock Issuance in Connection With Formation of a Mutual Savings Bank Holding Company first approved by the Bank's Board of Trustees in December 1994. The Plan is designed to help the Bank attract, retain and motivate key employees to make substantial contributions to the success of the Bank's business. Stock Options are granted under the Plan based on the Participant's level of responsibility and performance within the Bank.

     1.2 Stock Options to be Granted - Incentive Stock Options within the meaning of Code Section 422(b) and Nonqualified Stock Options may be granted within the limitations of the Plan.

Article 2.  DEFINITIONS

     2.1 "Agreement" - The written instrument evidencing the grant of an Option. A Participant may be issued one or more Agreements from time to time, reflecting one or more Options.

     2.2  "Bank" - Pennsylvania Savings Bank or any Subsidiary.

     2.3  "Board" - The Board of Trustees of the Bank.

     2.4  "Code" - The Internal Revenue Code of 1986, as amended.

     2.5 "Committee" - The Committee which the Board appoints to administer the Plan.

     2.6 "Common Stock" - The common stock of the Bank ($1.00 par value) as described in the Bank's Articles of Incorporation, or such other stock as shall be substituted therefor.

     2.7 "Employee" - Any key employee (including officers) of the Bank.

     2.8 "Exchange Act" - The Securities Exchange Act of 1934, as amended.

     2.9 "Incentive Stock Option" - A stock option intended to satisfy the Requirements of Code Section 422(b).

     2.10 "Nonqualified Stock Option" - A stock option other than an Incentive Stock Option.

     2.11 "Optionee" - A Participant who is awarded a Stock
          Option pursuant to the provisions of the Plan.

     2.12 "Participant" - An Employee selected by the Committee to receive a grant of an Option under the Plan.

     2.13 "Plan" - Pennsylvania Savings Bank Stock Option Plan.

     2.14 "Retirement" - The later of the attainment of age sixty-five or retirement as provided in the Pennsylvania Savings Bank Defined Benefit Pension Plan and Trust.

     2.15 "Securities Act" - The Securities Act of 1933, as amended.

     2.16 "Stock Option" or "Option" - An award of a right to purchase Common Stock pursuant to the provisions of the Plan.

     2.17 "Subsidiary" - A subsidiary corporation as defined in Code Section 424(f) that is a subsidiary of the Bank.

Article 3.  ADMINISTRATION OF THE PLAN

     3.1 The Committee - The Plan shall be administered by a committee of the Board (the "Committee") composed of those members of the Board (at least three in number) who (a) are not employees of the Bank, and (b) are "Disinterested Persons" as such term is defined by the Securities and Exchange Commission pursuant to Section 16(b) of the Exchange Act. No Committee member shall be eligible (or shall have been eligible within one year prior to his appointment) to be granted Options under the Plan or to be selected as a Participant under any other discretionary plan of the Bank entitling them to acquire stock, stock options or stock appreciation rights of the Bank. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

     3.2  Powers of the Committee -

          (a) The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan, unless otherwise determined by the Board. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Optionees and any person claiming under or through an Optionee, unless otherwise determined by the Board.

          (b) Subject to the terms, provisions and conditions of the Plan and subject to review and approval by a majority of the disinterested members of the Board, the Committee shall have exclusive authority to:

               (i) select, based upon the recommendation of the Bank's Chief Executive Officer, the key Employees to be granted Options (it being understood that more than one Option may be granted to the same person);

              (ii) determine the number of shares subject to each Option;

             (iii) determine the date or dates when the Options will be granted;

              (iv) determine the purchase price of the shares subject to each Option in accordance with
                    Article 5 of the Plan;

               (v) determine the date or dates when each Option may be exercised within the term of the Option specified pursuant to Article 7 of the Plan;

              (vi)  determine whether or not an Option
                    constitutes an Incentive Stock Option; and

             (vii) prescribe the form, which shall be consistent with the Plan, of the Agreement evidencing any Options granted under the Plan.

     3.3 Terms - The grant of an Option under the Plan shall be evidenced by an Agreement and may include any terms and conditions consistent with this Plan, as the Committee may determine.

     3.4 Liability - No member of the Board or the Committee shall be liable for any action or determination made in good faith by the Board or the Committee with respect to this Plan or any Options granted under this Plan.

Article 4.  COMMON STOCK SUBJECT TO THE PLAN

     4.1 Common Stock Authorized - The aggregate number of shares of Common Stock for which Options may be granted under the Plan shall not exceed ten percent (10%) of the number of shares sold in the Minority Offering as defined in the Plan of Reorganization and Stock Issuance in Connection with Formation of a Mutual Holding Company. The limitation established by the preceding sentence shall be subject to adjustment as provided in Article 9 of the Plan.

     4.2 Shares Available - The Common Stock to be issued upon exercise of Options granted under the Plan shall be the Bank's Common Stock which shall be made available at the discretion of the Board, either from authorized but unissued Common Stock or from Common Stock acquired by the Bank, including shares purchased in the open market. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such Option may thereafter be regranted subject to option under the Plan.

Article 5.  STOCK OPTIONS

     5.1 Exercise Price - The exercise price of Common Stock shall be, in the case of an Incentive Stock Option, 100 percent of the fair market value of one share of Common Stock on the date the Option is granted, except that the purchase price per share shall be 110 percent of such fair market value in the case of an Incentive Stock Option granted to any individual described in
          Section 6.2 of the Plan. The exercise price of Common Stock shall be, in the case of a Nonqualified Stock Option, not less than one hundred percent (100%) of the fair market value of one share of Common Stock on the date the Option is granted. The exercise price shall be subject to adjustment only as provided in Article 9 of the Plan.

     5.2 Limitation on Incentive Stock Options - The aggregate fair market value (determined as of the date an Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any individual in any calendar year (under the Plan and all other plans maintained by the Bank) shall not exceed $100,000.

     5.3  Determination of Fair Market Value -

          (a) If the Common Stock is listed on an established stock exchange or exchanges, the fair market value shall be deemed to be the closing price of Common Stock on such stock exchange or exchanges on the day the Option is granted or, if no sale of Common Stock has been made on any stock exchange on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred.

          (b) During such time as Common Stock is not listed on an established stock exchange or exchanges but is listed on the NASDAQ Small-Cap Market or National Market System, the fair market value per share shall be the closing sale price for the Common Stock on the day the Option is granted. If no sale of Common Stock has occurred on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred.

          (c) During such time as the Common Stock is not listed on an established stock exchange or on the NASDAQ Small-Cap Market or National Market System, fair market value per share shall be the mean between the closing dealer "bid" and "asked" prices for the Common Stock for the day of the grant, and if no "bid" and "asked" prices are quoted for the day of the grant, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices were quoted.

          (d) In the event that the Common Stock is not traded on an established stock exchange or on the NASDAQ Small-Cap Market or National Market System, and no closing dealer "bid" and "asked" prices are available, or within a reasonable period prior to, the date of a grant, then fair market value will be the price established by the Committee in good faith.

Article 6.  ELIGIBILITY

     6.1 Participation - Options shall be granted only to persons who are Employees of the Bank, as determined by the Committee, based upon the recommendation of the Chief Executive Officer and ratified by a majority of the disinterested members of the Board. Neither the members of the Committee nor any member of the Board who is not an employee of the Bank shall be eligible to receive an Option under the Plan.

     6.2 Incentive Stock Option Eligibility - Notwithstanding any other provision of the Plan, an individual who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Bank shall not be eligible for the grant of an Incentive Stock Option, unless the special requirements set forth in Sections 5.1 and 7.1 of the Plan are satisfied. For purposes of this Section 6.2, in determining stock ownership, an individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants.
          Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries, as the case may be, "outstanding stock" shall include all stock actually issued and outstanding immediately before the grant of the Option. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

Article 7.  TERM AND EXERCISE OF OPTIONS

     7.1 Termination - Each Option granted under the Plan shall terminate on the date determined by the Committee and approved by a majority of the disinterested members of the Board, and specified in the corresponding Agreement; provided, however, that (i) each intended Incentive Stock Option granted to an individual described in Section 6.2 of the Plan shall terminate not later than five years after the date of the grant,
          (ii) each other intended Incentive Stock Option shall terminate not later than ten years after the date of grant, and (iii) each Option granted under the Plan which is intended to be a Nonqualified Stock Option shall terminate not later than ten years and one month after the date of grant. Except as otherwise provided in Section 8, each Option granted under the Plan shall become exercisable only after the Optionee has completed one year of continuous employment with the Bank immediately following the date of the grant of the

          Option. The Committee at its discretion may provide further limitations on the exercisability of Options granted under the Plan. An Option may be exercised only during the continuance of the Optionee's employment, except as provided in Article 8 of the Plan.

     7.2  Exercise -

          (a) A person electing to exercise an Option shall give written notice to the Bank of such election and of the number of shares he has elected to purchase, in such form as the Committee shall have prescribed or approved, and shall at the time of exercise tender the full purchase price of the shares he has elected to purchase. The purchase price shall be paid in full, in cash, upon the exercise of the Option, provided, however, that in lieu of cash, with the approval of the Committee at or prior to exercise, an Optionee may exercise his Option by tendering to the Bank shares of Common Stock owned by him and having a fair market value equal to the cash exercise price applicable to his Option (with the fair market value of such stock to be determined in the manner provided in
               Section 5.3 hereof) or by delivering such combination of cash and such shares as the Committee in its sole discretion may approve. Notwithstanding the foregoing, Common Stock acquired pursuant to the exercise of an Incentive Stock Option may not be tendered as payment unless the holding period requirements of Code Section 422(a)(1) have been satisfied, and Common Stock acquired other than pursuant to the exercise of an Incentive Stock Option may not be tendered as payment unless it has been held, beneficially and of record, for at least one year.

          (b) A person holding more than one Option at any relevant time may, in accordance with the provisions of the Plan, elect to exercise such Options in any order.

          (c) At the request of the Participant and to the extent permitted by applicable law, the Bank may, in its sole discretion, selectively approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the Participant, shall pay to the Bank the exercise price of the Stock Options being exercised, and the Bank, pursuant to an irrevocable notice from the Participant, shall promptly deliver the shares being purchased to such firm.

Article 8.  TERMINATION OF EMPLOYMENT

     8.1 Retirement - In the event of Retirement, an Option shall lapse at the earlier of the term of the Option or:

          (a) in the case of an Incentive Stock Option, three months from the date of Retirement; and

          (b)  in the case of Options other than Incentive Stock
               Options, up to 24 months, at the discretion of the Committee, from the date of Retirement.

     8.2 Voluntary Termination - In the event of voluntary termination of employment at the election of the Optionee or termination at the election of the Bank, all Options shall lapse as of the date of termination.

     8.3 Death or Total and Permanent Disability - In the event of termination due to death or total and permanent disability, the Option shall lapse at the earlier of the term of the Option or one year after termination due to such causes.

Article 9.  ADJUSTMENT PROVISIONS

     9.1  Share Adjustments -

          (a) In the event that the shares of Common Stock of the Bank, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Bank or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of stock shall be increased through the payment of a stock dividend, then, subject to the provisions of Subsection (c) below, there shall be substituted for or added to each share of stock of the Bank which was theretofore appropriated, or which thereafter may become subject to an option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of the stock of the Bank shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

          (b) If there shall be any other change in the number or kind of the outstanding shares of the stock of the Bank, or of any stock or other securities in which such stock shall have been changed, or for which it shall have been exchanged, and if a majority of the disinterested members of the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

          (c) The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Bank to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

     9.2 Corporate Changes - A dissolution or liquidation of the Bank, or a merger or consolidation in which the Bank is not the surviving Corporation, shall cause each outstanding Option to terminate, except to the extent that another corporation may and does in the transaction assume and continue the Option or substitute its own options.

     9.3 Fractional Shares - Fractional shares resulting from any adjustment in Options pursuant to this Article 9 may be settled as the Board or the Committee (as the case may be) shall determine.

     9.4 Binding Determination - To the extent that the foregoing adjustments relate to stock or securities of the Bank, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Bank to each holder of an Option which shall have been so adjusted.

Article 10.  GENERAL PROVISIONS

     10.1 Effective Date - The Plan shall become effective upon its adoption by the Board, provided that any grant of Option is subject to the approval of the Plan by the shareholders of the Bank within 12 months of adoption by the Board.

     10.2 Termination of the Plan - Unless previously terminated by the Board, the Plan shall terminate on, and no Options shall be granted after, then tenth anniversary of its adoption by the Board.

     10.3 Limitation on Termination, Amendment or Modification

          (a) The Board may at any time terminate, amend, modify or suspend the Plan, provided that no amendment or modification shall be made by the Board, without the approval of the stockholders of the Bank, which:

               (i) increases the maximum number of shares of Common Stock as to which Options may be granted under the Plan (other than pursuant to Article 9);

              (ii)  changes the class of eligible Employees; or

             (iii)  otherwise requires the approval of
                    shareholders in order to maintain the
                    exemption available under Rule 16b-3 (or any similar rule) under the Exchange Act.

          (b) No amendment, modification, suspension or termination of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Optionee or any person validly claiming under or through the Optionee.

     10.4 No Right to Employment - Neither anything contained in the Plan or in any instrument under the Plan nor the grant of any Option hereunder shall confer upon any Optionee any right to continue in the employ of the Bank or of any Subsidiary or limit in any respect the right of the Bank or of any Subsidiary to terminate the Optionee's employment at any time and for any reason.

     10.5 Withholding Taxes -

          (a) Subject to the provisions of Subsection (b), the Bank will require that an Optionee, as a condition of the exercise of an Option, other than an Incentive Stock Option or any other person or entity receiving Common Stock upon exercise of an Option, pay or reimburse any taxes which the Bank is required to withhold in connection with the exercise of the Option.

          (b) An Optionee may satisfy the withholding obligation described in Subsection (a), in whole or in part, by electing to have the Bank withhold shares of Common Stock (otherwise issuable upon the exercise of an Option) having a fair market value equal to the amount required to be withheld. An election by an Optionee to have shares withheld for this purpose shall be subject to the following restrictions:

               (i) it shall be made prior to the date on which the amount of tax to be withheld is determined (the "Tax Date");

              (ii)  it shall be irrevocable;

             (iii) it shall be subject to disapproval by the Committee;

              (iv) if the Optionee is an officer of the Bank within the meaning of Section 16 of the Exchange Act (an "Officer"), such election may not be made within six months of the grant of the Option (except that this restriction shall not apply in the event of the death or disability of the Optionee prior to the expiration of the six-month period);

               (v) if the Optionee is an Officer, such election must be made either at least six months prior to the Tax Date or in the ten-day "window period" beginning on the third day following the release of the Bank's quarterly or annual summary statement of revenues and earnings; and

              (vi) where the Tax Date of an Officer is deferred up to six months after the exercise of an Option, the full number of Option shares will be issued or transferred to him upon exercise, but he will be unconditionally obligated to tender back to the Bank the proper number of shares of Common Stock on the Tax Date.

     10.6 Listing and Registration of Shares - No Option granted pursuant to the Plan shall be exercisable in whole or in part if at any time the Board shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue of shares thereunder, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

                             *  *  *

                   STOCK OPTION AGREEMENT FOR

                     INCENTIVE STOCK OPTION
                     ______________________


                             BETWEEN


                    PENNSYLVANIA SAVINGS BANK


                               AND


                     ______________________

                       (the Optionholder)


          Date of Grant:      ____________________

          Number of Shares:   _____________ shares

          Purchase Price:     $___________________

          Option Expires:     ____________________

                INCENTIVE STOCK OPTION AGREEMENT

Number of shares subject to option:  ______________ shares.

     This Agreement dated ________________ is by and between Pennsylvania Savings Bank (the "Bank") and ___________________
(the "Optionholder"),

                           WITNESSETH:

1.   Grant of Option

     Pursuant to the provisions of the Pennsylvania Savings Bank Stock Option Plan (the "Plan") the Bank hereby grants to the Optionholder, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Bank for cash, or for common stock of the Bank subject to the approval of the Committee (as defined in the Plan), all or any part of an aggregate of __________ shares of Common Stock ($1.00 par value) of the Bank ("Common Stock") at the purchase price of $_______________ per share, such option to be exercised as hereinafter provided.

2.   Terms and Conditions

     It is understood and agreed that the option evidenced hereby is subject to the following terms and conditions:

     (a) Expiration Date. Subject to the provisions of Paragraph 2(d), the option granted hereby shall expire on __________________ [not more than 10 years from the date of grant, except for an option granted to a 10% shareholder, which shall be limited to 5 years].

     (b) Exercise of Option. Except as set forth in the Plan, no part of this option may be exercised until the Optionholder has remained in the employ of the Bank or of a Subsidiary of the Bank for a period of one year after the date hereof.

          This option may be exercised, to the extent exercisable by its terms, in whole or from time to time in part at any time prior to the expiration hereof. Any exercise shall be accompanied by a written notice to the Bank specifying the number of shares as to which the option is being exercised.

     (c) Payment of Purchase Price Upon Exercise. At the time of any exercise, the purchase price of the shares as to which this option shall be exercised shall be paid in cash (or, subject to the conditions and limitations described in the Plan, by delivering shares of Common Stock of the Bank or by delivering a combination of such shares and cash equal to the purchase price set forth in Paragraph 1 hereof) to the Bank.

     (d)  Exercise Upon Death or Termination of Employment.

          (1) In the event of the death of the Optionholder while an employee of the Bank or of a Subsidiary, this option may be exercised, to the extent that the Optionholder was entitled to do so at the date of termination of employment, by the person or persons to whom the Optionholder's rights under this option pass by will or applicable law, or if no such person has such right by his executors or administrators, at any time, or from time to time, but in no event later than the expiration date specified in Paragraph 2(a) or one year after the Optionholder's death, whichever is earlier.

          (2) If the Optionholder's employment with the Bank terminates because of total and permanent disability, then the Optionholder may exercise this option at any time, or from time to time, within one year after the date of termination, but in no event later than the expiration date.

          (3) If the Optionholder's employment with the Bank terminates because of retirement after attaining age 65 or retirement at an earlier age with the consent of the Board of Trustees, then the Optionholder may exercise this option at any time, or from time to time, within three months after the date of termination, but in no event later than the expiration date set forth in 2(a).

          (4) If the Optionholder's employment with the Bank is voluntarily terminated by the Optionholder, except for retirement after attaining age 65 or retirement at an earlier age with the consent of the Board of Trustees, then the option will expire on the date of termination of employment.

          (5) Notwithstanding anything herein to the contrary, if the Optionholder's employment is terminated by the Bank, all rights to exercise this option shall terminate at the date of such termination.

     (e) Nontransferability. This option shall not be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionholder, this option shall be exercisable only by the Optionholder.

     (f) Adjustments. In the event of any change in the Common Stock of the Bank by reason of any stock dividend, recapitalization, reclassification, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting the Common Stock, then in any such event the number and kind of shares subject to this option and their purchase price per share shall be appropriately adjusted consistent with such change. If any other change in the number or kind of the outstanding shares of stock of the Bank occurs, an adjustment may be made to the number and kind of shares subject to this option and their purchase price per share in such manner as a majority of the disinterested members of the Board of Directors may deem equitable to prevent substantial dilution or enlargement of the rights granted to the Optionholder hereunder. Any adjustment so made shall be final and binding upon the Optionholder.

     (g) No Rights as Stockholder. The Optionholder shall have no rights as a stockholder with respect to any shares of Common Stock subject to this option prior to the date of issuance to him of a certificate or certificates for such shares.

     (h) No Right To Continued Employment. This option shall not confer upon the Optionholder any right with respect to continuance of employment by the Bank or any Subsidiary, nor shall it interfere in any way with the right of his or her employer to terminate his or her employment at any time.

     (i) Compliance with Law and Regulations. This option and the obligation of the Bank to sell and deliver shares hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Bank shall not be required to issue or deliver any certificates for shares of Common Stock prior to (1) the listing of such shares on any stock exchange on which the Common Stock may then be listed and (2) the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which the Bank shall, in its sole discretion, determine to be necessary or advisable.

3.   Investment Representation

     The Committee appointed pursuant to Article 3 of the Plan may require the Optionholder to furnish to the Bank, prior to the issuance of any shares upon the exercise of all or any part of this option, an agreement (in such form as such Committee may specify) in which the Optionholder represents that the shares acquired by him upon exercise are being acquired for investment and not with a view to the sale or distribution thereof.

4.   Optionholder Bound by Plan

     The Optionholder hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof, which, to the extent relevant, are incorporated herein by reference. The terms of this Agreement shall not supersede any term of the Plan.

5.   Notices

     Any notice hereunder to the Bank shall be addressed to it at its office, 1210 Tasker Street, Philadelphia, Pennsylvania 19148;
Attention: Anthony DiSandro, President, and any notice hereunder to Optionholder shall be addressed to him or her at the address below, subject to the right of either party to designate at any time hereafter in writing some other address.

     IN WITNESS WHEREOF, Pennsylvania Savings Bank has caused this Agreement to be executed by a duly authorized officer and the Optionholder has executed this Agreement, both as of the day and year first above written.

PENNSYLVANIA SAVINGS BANK          OPTIONHOLDER

By_______________________          _____________________________
  (Signature)                      (Signature)

_________________________          _____________________________
  (Print Name)

_________________________          _____________________________
  (Print Title)                    (Print Address)

                   STOCK OPTION AGREEMENT FOR

                    NONQUALIFIED STOCK OPTION
                    _________________________

                             BETWEEN


                    PENNSYLVANIA SAVINGS BANK


                               AND


                    _________________________
                       (the Optionholder)

          Date of Grant:      ____________________

          Number of Shares:   _____________ shares

          Purchase Price:     $___________________

          Option Expires:     ____________________

               NONQUALIFIED STOCK OPTION AGREEMENT

Number of shares subject to option:  _____________ shares.

     This Agreement dated ______________________ is by and between Pennsylvania Savings Bank (the "Bank") and
____________________ (the "Optionholder"),

                           WITNESSETH:

1.   Grant of Option.

     Pursuant to the provisions of the Pennsylvania Savings Bank Stock Option Plan (the "Plan") the Bank hereby grants to the Optionholder, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Bank for cash, or for common stock of the Bank subject to the approval of the Committee (as defined in the Plan), all or any part of an aggregate of __________ shares of Common Stock ($1.00 par value) of the Bank ("Common Stock") at the purchase price of $___________ per share, such option to be exercised as hereinafter provided.

2.   Terms and Conditions.

     It is understood and agreed that the option evidenced hereby is subject to the following terms and conditions:

     (a) Expiration Date. Subject to the provisions of Paragraph 2(d), the option granted hereby shall expire on _____________ [not more than 10 years and one month from the date of grant].

     (b) Exercise of Option. Except as otherwise provided in Paragraph 2(d)(6), no part of this option may be exercised until the Optionholder has remained in the employ of the Bank or of a Subsidiary of the Bank for a period of one year after the date hereof.

          This option may be exercised, to the extent exercisable by its terms, in whole or from time to time in part at any time prior to the expiration hereof. Any exercise shall be accompanied by a written notice to the Bank specifying the number of shares as to which the option is being exercised.

     (c) Payment of Purchase Price Upon Exercise. At the time of any exercise the purchase price of the shares as to which this option shall be exercised shall be paid in cash (or, subject to the conditions and limitations described in the Plan, by delivering shares of Common Stock of the Bank or by delivering a combination of such shares and cash equal to the price per share set forth in Paragraph 1 hereof) to the Bank.

     (d)  Exercise Upon Death or Termination of Employment.

          (1) In the event of the death of the Optionholder while an employee of the Bank or of a Subsidiary, this option may be exercised, to the extent that the Optionholder was entitled to do so at the date of termination of employment, by the person or persons to whom the Optionholder's rights under this option pass by will or applicable law, or if no such person has such right by his executors or administrators, at any time, or from time to time, but in no event later than the expiration date specified in Paragraph 2(a) or one year after the Optionholder's death, whichever is earlier.

          (2) If the Optionholder's employment with the Bank terminates because of total and permanent disability, then the Optionholder may exercise this option at any time, or from time to time, within one year after the date of termination, but in no event later than the expiration date.

          (3) If the Optionholder's employment with the Bank terminates because of retirement after attaining age 65 or retirement at an earlier age with the consent of the Board of Trustees, then the Optionholder may exercise this option at any time, or from time to time, within ____________ [not more than 24] months after the date of termination, but in no event later than the expiration date.

          (4) If the Optionholder's employment with the Bank is voluntarily terminated by the Optionholder, except for retirement after attaining age 65 or retirement at an earlier age with the consent of the Board of Trustees, then the option will expire on the date of termination of employment, except as otherwise provided in Paragraph 2(d)(6).

          (5) If the Optionholder's employment is terminated by the Bank, all rights to exercise this option shall terminate at the date of such termination, except as otherwise provided in Paragraph 2(d)(6).

          (6) In the event the Optionholder's employment is terminated pursuant to Paragraph 2(d)(4) or 2(d)(5) and, no later than 30 days thereafter, the Committee in its discretion makes a determination that such termination is or was "at the convenience of the employer," then any nonqualified options held by such Optionholder on the date of termination shall lapse on the earlier of (i) its otherwise scheduled expiration date, or
               (ii) a date that is the first anniversary of the Optionholder's termination of employment. In addition, the requirement of Paragraph 2(b) shall not apply to such Optionholder, provided, however, that no affected option may be exercised until one year has elapsed from its grant date.

               For purposes of this Paragraph 2(d)(6), the phrase "at the convenience of the employer" means, with respect to the termination of employment of an Optionholder, a termination in the nature of a layoff, whether effected through a general reduction in force or on an individual or small group basis, provided such termination of employment is unrelated to the terminated individual's specific work performance.

     (e) Nontransferability. This option shall not be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionholder, this option shall be exercisable only by the Optionholder.

     (f) Adjustments. In the event of any change in the Common Stock of the Bank by reason of any stock dividend, recapitalization, reclassification, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting the Common Stock, then in any such event the number and kind of shares subject to this option and their purchase price per share shall be appropriately adjusted consistent with such change. If any other change in the number or kind of the outstanding shares of stock of the Bank occurs, an adjustment may be made to the number and kind of shares subject to this Option and their purchase price per share in such manner as a majority of the disinterested members of the Board of Directors may deem equitable to prevent substantial dilution or enlargement of the rights granted to the Optionholder hereunder. Any adjustment so made shall be final and binding upon the Optionholder.

     (g) No Rights As Stockholder. The Optionholder shall have no rights as a stockholder with respect to any shares of Common Stock subject to this option prior to the date of issuance to him of a certificate or certificates for such shares.

     (h) No Right to Continued Employment. This option shall not confer upon the Optionholder any right with respect to continuance of employment by the Bank or any Subsidiary, nor shall it interfere in any way with the right of his or her employer to terminate his or her employment at any time.

     (i) Compliance with Law and Regulations. This option and the obligation of the Bank to sell and deliver shares hereunder, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Bank shall not be required to issue or deliver any certificates for shares of Common Stock prior to (1) the listing of such shares on any stock exchange on which the Common Stock may then be listed and (2) the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which the Bank shall, in its sole discretion, determine to be necessary or advisable.

3.   Investment Representation.

     The Committee appointed pursuant to Article 3 of the Plan may require the Optionholder to furnish to the Bank, prior to the issuance of any shares upon the exercise of all or any part of this option, an agreement (in such form as such Committee may specify) in which the Optionholder represents that the shares acquired by him upon exercise are being acquired for investment and not with a view to the sale or distribution thereof.

4.   Optionholder Bound By Plan.

     The Optionholder hereby acknowledges receipt of a copy of the Plan and any amendments thereto, and agrees to be bound by all the terms and provisions thereof, which, to the extent relevant, are incorporated herein by reference. The terms of this Agreement shall not supersede any term of the Plan.

5.   Withholding of Taxes.

     The Bank will require as a condition precedent to the exercise of this option that appropriate arrangements be made for the withholding of any applicable taxes. The obligation of the Optionholder under this paragraph to provide for the payment of withholding taxes may be satisfied, subject to the provisions of
Section 10.5 of the Plan, by electing to have the Bank withhold certain of the shares that would otherwise be issuable pursuant to the exercise of the option granted hereby.

6.   Notices.

     Any notice hereunder to the Bank shall be addressed to it at its office, 1210 Tasker Street, Philadelphia, Pennsylvania 19148;
Attention: Anthony DiSandro, President, and any notice hereunder to Optionholder shall be addressed to him or her at the address below, subject to the right of either party to designate at any time hereafter in writing some other address.

     IN WITNESS WHEREOF, Pennsylvania Savings Bank has caused this Agreement to be executed by a duly authorized officer and the Optionholder has executed this Agreement, both as of the day and year first above written.


PENNSYLVANIA SAVINGS BANK          OPTIONHOLDER

By_______________________          _____________________________
  (Signature)                      (Signature)

_________________________          _____________________________
  (Print Name)

_________________________          _____________________________
  (Print Title)                    (Print Address)